CERTIFICATE OF INCORPORATION
                                       OF
                                PORTFOLIOS, INC.

FIRST: The name of the corporation is Portfolios, Inc.

SECOND: The address of its registered office in the State of Delaware is Coffee Run Professional Centre, Lancaster Pike and Loveville Road, City of Hockessin, County of New Castle. Its registered agent at such address is The Incorporators Ltd.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The corporation shall have the authority to issue ten million shares (10,000,000) of common stock with a par value of $.001 par value and one million shares (1,000,000) of preferred stock with a par value of $.001.

FIFTH: The Board of Directors is expressly authorized to adopt, amend, or repeal the By-Laws of the Corporation.

SIXTH: The stockholders and directors may hold their meetings and keep the books and documents of the corporation outside the State of Delaware, at such places as may be from time to time designated by the By-Laws, except as otherwise required by the laws of Delaware.

SEVENTH: The corporation is to have perpetual existence.

EIGHTH: The name and mailing address of the incorporator is Patricia L. Ryan, Coffee Run Professional Centre, Lancaster Pike & Loveville Road, Hockessin, DE 19707.

NINTH: The number of directors of the corporation shall be fixed from time to time by its By-Laws and may be increased or decreased.

TENTH: The Board of Directors is expressly authorized and shall have such authority as set forth in the By-Laws to the extent such authority would be valid under Delaware Law.

ELEVENTH: No director of the corporation shall have personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty or loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit.

THE UNDERSIGNED Incorporator for the purpose of forming a corporation pursuant to the laws of the State of Delaware, does make this Certificate, hereby declaring and certifying that the facts herein stated are true.

January 10, 1989                                     BY: /s/ Patricia L. Ryan
                                                         --------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


                                PORTFOLIOS, INC.
--------------------------------------------------------------------------------
a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

FIRST:   That at a meeting of the Board of Directors of

                                PORTFOLIOS, INC.
--------------------------------------------------------------------------------
resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is a follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "first" so that, as amended said Article shall be and read as follows:

" The name of the corporation is Portfolio Publishing, Inc.
______________________________________________________________________________ "

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation law of the state of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said PORTFOLIOS, INC. has caused this certificate to be signed by


             ROBERT H. JAFFE                 , its President, and
---------------------------------------------

             HOWARD G. SCHLESINGER           , its Secretary,
---------------------------------------------

this 30th day of January, 1989

                                                By: /s/ Robert H. Jaffe
                                                    -----------------------
                                                        President

                                           ATTEST: /s/ Howard G. Schlesinger
                                                   ----------------------------
                                                        Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         PORTFOLIO PUBLISHING, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Portfolio Publishing, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "fourth" so that, as amended said Article shall be and read as follows:

         "The corporation shall have the authority to issue ten million (10,000,000) shares of common stock with a par value of $.001 and one million (1,000,000) shares of preferred stock with a par value of $5.00."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation law of the state of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said PORTFOLIO PUBLISHING, INC. has caused this certificate to be signed by ROBERT H. JAFFE, its President, and John L. Gloria, its Secretary, this 13th day of February, 1989.

                                        By:  /s/ Robert H. Jaffe
                                             ----------------------------------
                                             Robert H. Jaffe, President


                                        By:  /s/ John L. Gloria
                                             ----------------------------------
                                             John L. Gloria, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

         PORTFOLIO PUBLISHING, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

                  FIRST: That at a meeting of the Board of Directors of Portfolio Publishing, Inc., duly called and held on May 6, 1993, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for consent of holders of a majority of the Shares of Common Stock of the Corporation in lieu of a Special Meeting of Shareholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

                  The name of the corporation shall be Aviato International, Inc."; and it is further

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

                  "The amount of total authorized capital stock of the corporation is 15,000,000 shares of $.01 par value of Common Stock and 1,000,000 shares of $1.00 par value unclassified Preferred Stock, with the designations, powers, preferences, limitations, or restrictions of such Preferred Stock to be reserved for future action by the Board of Directors in its discretion;

                  SECOND: That thereafter, pursuant to resolution of its Board of Directors, holders of a majority of the Shares of the Common Stock of the corporation authorized to vote thereon, acting upon written consent in lieu of a special meeting of the stockholders in accordance with the provisions of the General Corporation Law of the State of Delaware, approved and ratified the action of the Board of Directors with the necessary number of shares as required by statute being voted in favor of the amendments.

                  THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  FOURTH: That the capital of said corporation shall not be reduced under or by reason of the amendments.

         IN WITNESS WHEREOF, said Portfolio Publishing, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Robert H. Jaffe, its President and Jeffrey M. Steinberg, its Secretary, this 5th day of May 1993.



                                        By: /s/ Robert H. Jaffe
                                            -----------------------------------
                                            Robert H. Jaffe, President


                                        By: /s/ Jeffrey M. Steinberg
                                            -----------------------------------
                                            Jeffrey M. Steinberg, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         AVIATO INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of AVIATO INTERNATIONAL, INC. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

         "The name of the Corporation shall be NAVIGATO INTERNATIONAL, INC."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, action upon written consent of shareholders in lieu of a special meeting of the stockholders of said corporation was obtained in accordance with the General Corporation Law of the State of Delaware and by which the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of the amendments.

         IN WITNESS WHEREOF, said AVIATO INTERNATIONAL, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Flemming Madsen, its President and William J. Reilly, its Secretary, this 1st day of February, 1994.


                              AVIATO INTERNATIONAL, INC.


                              By: /s/ Flemming Madsen
                                  ----------------------------------
                                  Flemming Madsen, President


                              By: /s/ William J. Reilly
                                  ----------------------------------
                                  William J. Reilly, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         NAVIGATO INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That a meeting of the Board of Directors of NAVIGATO INTERNATIONAL, INC. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

         "The amount of the total authorized capital stock of the corporation is 50,000,000 Shares of $.001 par value Common Stock and 1,000,000 Shares of $.10 par value Preferred Stock. The Preferred Stock shall be issued in such Series and shall bear such rights, privileges and preferences as shall be fixed by the Board of Directors from time to time."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, action upon written consent of shareholders in lieu of a special meeting of the stockholders of said corporation was obtained in accordance with the General Corporation Law of the State of Delaware and by which the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of the amendments.

         IN WITNESS WHEREOF, said NAVIGATO INTERNATIONAL, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by William J. Reilly, its Secretary, this 25th day of April, 1996.

                                     NAVIGATO INTERNATIONAL, INC.


                                     By: /s/ William J. Reilly
                                         ----------------------------------
                                         Secretary

                            Certificate of Amendment
                                       of
                          Certificate of Incorporation


         Navigato International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Navigato International, Inc., the following resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporaiton of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows: The name of the corporation is:

                        BusinessNet International, Inc.

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the Stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares are required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS THEREOF, said Navigato International, Inc., has caused this certificate to be signed by WILLIAM J. REILLY, its Secretary, this 10th day of June, 1996.




                                             /s/ William J. Reilly
                                             -----------------------------------
                                             Secretary

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION


         BusinessNet International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of BusinessNet International, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

               RESOLVED,   that  the  Certificate  of   Incorporation   of  this
corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows"

         "The name of the Corporation shall be BusinessNet Holdings Corp."

         SECOND: That thereafter, pursuant to resolution of it Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of the amendments.

         IN WITNESS WHEREOF, said BusinessNet International, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by William J. Reilly, its Secretary, this 28th day of August, 1998.



                                             /s/ William J. Reilly
                                             -----------------------------------
                                             Secretary

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION


         BusinessNet Holdings Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

         DOES HEREBY CERTIFY:

         FIRST: That a meeting of the Board of Directors of BusinessNet Holdings Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.

         RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

         "The name of the Corporation shall be Invicta Corporation".

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of the amendments.

         IN WITNESS WHEREOF, said BusinessNet Holdings Corp. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Kenneth Brown, its Secretary, this 30th day of June, 2000.



                                             By:  /s/ Kenneth Brown
                                                  ------------------------------
                                                  Secretary